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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT


                   Pursuant to Section 13 or 15 (d) of
                   the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):  April 8, 1998
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                   Mechanical Technology Incorporated
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       (Exact name of registrant as specified in its charter)


                                New York
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     (State or other jurisdiction of incorporation or organization)


            0-6890                                     14-1462255
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   (Commission File Number)               (I.R.S. Employer Identification No.)


968 Albany-Shaker Road, Latham, New York                   12110
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code     (518) 785-2211
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Item 5.   Other Events.

     Effective as of April 8, 1998, Martin J. Mastroianni has resigned as an officer and director of Mechanical Technology Incorporated, Ling Electronics, Inc. and Plug Power, L.L.C., and subsidiaries thereof.












                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MECHANICAL TECHNOLOGY INCORPORATED



Date:  April 8, 1998              By:   /s/ Cynthia A. Scheuer
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                                        Cynthia A. Scheuer
                                        Chief Financial Officer


























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